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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)    April 1, 1998


                                 PEOPLE'S BANK
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


        333-45785                                    06-1213065
 (Commission File Number)               (I.R.S. Employer Identification No.)


850 Main Street, Bridgeport, Connecticut                       06604
(Address of Principal Executive Offices)                     (Zip Code)

                                (203) 338-7171
             (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



                                                               Page  1  of 232.
                                           Index to Exhibits appears at page 5.

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Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
   No.            Document Description
   ---            --------------------


   1              Underwriting Agreement.

   4.1            Series   1998-1   Supplement  to  the  Pooling  and  Servicing
                  Agreement.

   4.2            Interest Rate Caps.

   20             Monthly Servicer's Report.




                                       -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEOPLE'S BANK



Dated: April 13, 1998                   By:  /s/ George W. Morriss
                                             ----------------------
                                                 George W. Morriss
                                                 Executive Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS



Exhibit                                                              Sequential
  No.     Document Description                                         Page No.
  ---     --------------------                                         --------

  1       Underwriting Agreement.......................................     6

  4.1     Series 1998-1 Supplement to the
          Pooling and Servicing Agreement..............................    38

  4.2     Interest Rate Caps...........................................   167

  20      Monthly Servicer's Report....................................   221